                            ASSET PURCHASE AGREEMENT


         THIS ASSET PURCHASE AGREEMENT ("this Agreement") is made and entered into this 7th day of January, 1997, by and between THE DAS GROUP, INC., an Oregon corporation (hereinafter referred to as "Seller") and N.U. PIZZA HOLDING CORPORATION, a Nevada corporation, (hereinafter referred to as "Purchaser").

                              W I T N E S S E T H

         WHEREAS, Seller is engaged, among other things, in the business of operating and offering franchises for fast food, specialty, deli-sandwich and bakery shops as well as the manufacture and distribution of bread and assorted bakery products; and,

         WHEREAS, Seller desires to sell to Purchaser and Purchaser desires to purchase from Seller, substantially all of the assets and business of Seller on the terms set forth herein:

         NOW, THEREFORE, in consideration of the mutual promises contained herein, the parties agree as follows:

                                   ARTICLE 1

                          PURCHASE AND SALE OF ASSETS

         1.1 Purchase and Sale of Assets. That for and in consideration of the amounts set forth hereinafter, Seller does hereby sell, transfer and assign to Purchaser, its successors and assigns, all of Seller's right, title and interest, legal and equitable, in and to all of the properties, assets, goodwill and business as a going concern, character and description, tangible or intangible, and wherever located, of Seller as they shall exist on the closing date (collectively, "the assets"), as follows:

                 (a) All trademarks, service marks, trade names and logo types for which Seller has registered or has pending application for the registration to the United States Patent & Trademark Office on their principal register as well as all assumed business names in the Oregon Counties in which they are registered. This includes but is not necessarily limited to: "Oregon's Original Sandwich Express & Bakery", "Sandwich Express", "Sandwich Express Bakery", "SE Bakery", "S Express", etc. Seller will formally assign the aforementioned through escrow prior to the close of escrow and will see to it that all registrations are current and renewed.


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                 (b)  Worldwide franchising rights to "Oregon's Original
Sandwich Express Bakery" and its operating concept.

                 (c) All recipes, including but not necessarily limited to: dough recipes, sandwich recipes, etc. These recipes will be transferred to Purchaser through escrow.

                 (d) The Sandwich Express system, which includes but is not necessarily limited to: specifications for the design and appearance of the business premises; specially designed equipment; interior fixtures and furnishings; signage; required menu selection; uniform menu designation; uniform designations; special recipes; ingredient and food preparation process; management and operational training programs; operational methods and procedures; advertising, marketing and publicity programs; the distinctive methods for preparing, serving and merchandising Sandwich Express items, including special recipes.

                 (e) All owned restaurant furniture, fixtures and equipment and any and all other owned assets used in the day-to-day operation of the Sandwich Express system, including office equipment and computers.

                 (f) All franchise rights, goodwill, dealer networks, distribution networks, inventory, prepaid expenses and deposits, excluding workers compensation premiums pre-paid and deposits made on leases for franchisees.

                 (g) Agreement Not to Compete for five (5) years, anywhere in the world, from The DAS Group, Deborah Goldstein Hill, Arthur Hill and Sheldon Goldstein.

                 (h) The Sandwich Express Bakery and operating concept and all associated furniture, fixtures and equipment, recipes, methods of operation, premises leases and employment contracts.

                          (1) Purchaser will assume the unpaid balance of the capital lease obligation for the bakery equipment as of the closing date. As of the anticipated date of closing, there should be 13 lease payments remaining at $756.05 per month, plus the buyout amount of $1,661.50.

                          (2) The equipment that is covered under the lease payments is as follows: 2 proofers; 20-quart Univex; 1 dough sheeter; 1 walk-in freezer; 1 copier; 1 IBM computer 23L1319; 1 printer model #USBB191950; 1 notebook computer model #10150600186; 1 Hobart 80-quart mixer model #M-802, Serial #11-061-844, including 80-





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                                  quart mixing bowl; 80-quart dough hook and
                                  40-quart reduction ring; 1 Rainier revolving tray oven serial #3757, natural gas fired, left drive.

                          (3) Usable, unopened inventory shall be purchased at current wholesale prices, by Purchaser, outside escrow, on the day escrow closes. Purchaser and Seller will conduct a mutual inventory immediately following the closing. Purchaser shall issue a check to Seller immediately upon calculation of the inventory cost.

                 (i) The Franchise Agreement then in effect for The Sandwich Express operating in Monmouth, Oregon.

                 (j) The Franchise Agreement then in effect for The Sandwich Express operating in Corvallis, Oregon.

                 (k) The Franchise Agreement then in effect for The Sandwich Express operating in Keizer, Oregon.

                 (l) The Franchise Agreement then in effect for The Sandwich Express operating in Lancaster, Oregon.

                 (m) The Franchise Agreement then in effect for The Sandwich Express known as Commercial #5.

                 (n) The Franchise Agreement then in effect for The Sandwich Express operating in McMinville, Oregon.

                 (o) The Franchise Agreement then in effect for The Sandwich Express operating on Wallace Road NW, known as West Salem #8. If this unit is not franchised at the time of closing, then The DAS Group will become the licensed franchisee of the premises and will operate and pay royalties to Purchaser in accordance with the terms and conditions of this existing Franchise Agreement. In that event, then royalties for the West Salem store will commence ninety (90) days after the closing date and DAS will have the option of selling the unit outside the Sandwich Express system as an independent operation providing it is not in the sandwich, pizza or Italian food sector.

                 (p) The Franchise Agreement then in effect for The Sandwich Express operating at 12205 SE Powell, Portland, Oregon.

                 (q) The Franchise Agreement then in effect for The Sandwich Express operating in Woodburn, Oregon.





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         1.2  Assumption of Liabilities.  Other than the capital lease for the
Sandwich Express Bakery, which will be submitted to escrow for approval of Purchaser, Purchaser will not assume any liabilities in connection with this transaction.

         1.3 Purchase Price. Purchaser agrees to pay Seller, as the purchase price for the assets, Two Hundred Thousand Dollars ($200,000.00) in cash, at closing.

         1.4 Closing. The closing from the Sale and Purchase of Assets ("the Closing") shall take place on the 3rd day of December, 1996, ("the Closing Date") at the offices of Amerititle Escrow located in Portland, Oregon, or on such other date or at such other location as the parties may agree.

                 (a) Delivery by Seller. At the closing, Seller shall deliver to Purchaser, duly and properly executed, a Bill of Sale representing all of the assets that Purchaser is purchasing hereunder.

                 (b) Further Assurances. At the closing, each party shall prepare, execute and deliver, at preparer's expense, such further instruments of conveyance, sale, assignment or transfer and shall take or cause to be taken, such other or further action, as any party shall reasonably request of the other party.

         1.5 Escrow. The escrow agent for this transaction shall be Amerititle Escrow. Amerititle shall effect whatever searches and notices are required to assure a proper transfer of the assets, including but not limited to: UCC1 search and a bulk sale notice. Escrow costs shall be borne equally by Buyer and Seller.


                                   ARTICLE II

              REPRESENTATIONS, WARRANTIES AND COVENANTS OF SELLER

         2.1  Organization, Good Standing, Power, etc.

                 (a) Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Oregon, and has all requisite corporate power and authority to own or lease and to operate its properties and to carry on its business as presently conducted and is duly qualified to do business and is in good standing in Oregon. This is the only jurisdiction in which the nature of its business or properties makes such qualification necessary.

                 (b) Seller has all requisite corporate or other power and authority to execute, deliver and perform this Agreement. This Agreement has been duly authorized by all necessary corporate action on the part of Seller, has been duly





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executed and delivered by Seller and is the legal, valid and binding obligation of Seller enforceable in accordance with its terms.

                 (c) Complete and accurate copies of the articles of incorporation and bylaws of Seller, as certified by the Secretary of Seller and certificates of good standing from the State of Oregon shall be delivered to Purchasers, through escrow.

         2.2 Effect of Agreement. The execution, delivery and performance of this Agreement by Seller and the consummation by Seller of the transactions contemplated hereby will not require the consent, approval or authorization of any person or governmental authority. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will
(i) result in the acceleration or termination of, or the creation in any party of the right to accelerate, terminate, modify or cancel, any indenture, contract, lease, sublease, loan agreement, note or other obligation or liability to which Seller is a party to or is bound or to which any of their assets are subject, or (ii) conflict with or result in a breach of or constitute a default under any provision or the charger documents or bylaws of Seller or a default under or violation of any restriction, lie, encumbrance, indenture, contract, lease, sublease, loan agreement, note or other obligation or liability to which Seller is a party or is bound or by which any of their assets are subject, or result in the creation of any lien or encumbrance upon said assets.

         2.3 Preferential Treatment. In the event The DAS Group files a petition for bankruptcy within six (6) months of the closing date and/or a sale is determined by any court to have been a technique to avoid payment of creditors, and said bankruptcy or said court action results in any amounts heretofore paid pursuant to this Agreement, being declared a preference, and, said amounts are repaid by Purchaser or any portion of this Agreement is nullified, then Seller, Deborah Goldstein Hill, Arthur Hill and Sheldon Goldstein, individually and collectively must reimburse Purchaser for any and all losses and damages incurred because of said bankruptcy or court action.

         2.4 Absence of Certain Changes or Events. Since December 31, 1995, there has not been any material adverse change in the condition (financial or otherwise), results of operations, revenues, expenses, gross operating profits, with respect to the franchises set forth in Paragraphs (i) through (q), and, Seller has not:

                 (a) Mortgaged, pledged or subjected to lien, charge, security interest or other encumbrance any of the Assets being purchased herein.

                 (b) Except as stated herein, knowingly and expressly waived or released any rights of substantial value, as it pertains to assets being purchased.





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The Woodburn franchisee has been excused from the payment of royalties until
December 31, 1996.

                 (c) Sold, assigned, transferred or granted any rights under any licenses, patents, inventions, trademarks, service marks, trade names, or copyrights or rights with respect to any know-how or other intangible assets, which sale, assignment, transfer or grant would have an adverse effect on Seller.

                 (d) Amended or terminated any contract, agreement or license to which they are a party, which amendment or termination would have an adverse effect on Seller.

                 (e) Knowingly disposed of or permitted to lapse any rights for the use of any patent, trademark, service mark, trade name or copyright or knowingly disposed of or disclosed to any person not an employee, supplier, broker, distributor or customer any trade secret, process or know-how not theretofore a matter of public knowledge, which dispositions or disclosures would have an adverse effect on Sellers.

                 (f) Increased the rate of compensation or bonus payments payable or to become payable to any of the employees or directors of Seller (including without limitation, any payment or of promise to pay any bonus or special compensation).

                 (g) Entered into any other transaction, contract or commitment other than in the ordinary course of business which would have an adverse effect on Seller; or,

                 (h) Agreed to do any of the things described in the preceding clauses (a) through (g).

         2.5 Debts, Liabilities and Obligations. Seller understands and acknowledges that Purchaser is not assuming any debts, liabilities and obligations of Seller. Furthermore, Seller agrees to indemnify and hold harmless Purchaser with respect to any debts, liabilities and obligations of Seller.

         2.6  Title to and Condition of the Assets.

                 (a) Seller has good and marketable title to the Assets, whether real, personal or mixed, tangible or intangible, which constitute all the assets used in Seller's Business. All of the Assets are free and clear of restrictions on or conditions to transfer or assignment, and free and clear of mortgages, liens, pledges, charges, security interest, conditional sales agreements, encumbrances,





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equities, claims, easements, rights of way, covenants, conditions, restriction or other adverse claims or interests of any nature whatsoever.

                 (b) All real property and tangible personal property included in the Assets is in good operating condition and repair, ordinary wear and tear excepted.

         2.7  Personal Property.

                 (a) Seller shall submit a complete and accurate schedule describing and specifying the location of: all inventory, machinery, equipment, furniture, supplies, tools and other tangible or intangible property owned by, in the possession of, or used by Seller that is being purchased herein.

         2.8 Contracts. Seller has submit to escrow, along with copies of the aforementioned Franchise Agreements and the appropriately executed assignments, copies of all presently effected contracts, oral or written, which have any effect on this Purchase of Assets, including, without limitation to:

                 (a)  The capital lease on the bakery equipment;

                 (b)  Broker or distributorship contracts;

                 (c) Advertising, marketing and promotional agreements (including, but not limited to, any agreements providing for discounts and/or rebates).

         2.9 Legal Proceedings. Seller is to provide for Purchaser's review and approval, a list of any and all past, present or pending litigation, Seller's attorney's statement of resolution and/or opinion.

         2.10 Patents, Trademarks, Etc. Seller is to provide a complete and accurate list of (i) all patents, patent applications, patent agreements, license agreements relating to patents, consulting agreements relating to patents, trademark registrations and applications therefor, tradename, service marks and copyright registrations and applications thereof, to which Seller is a party or which are used in Seller's business and are owned by or licensed to Seller, and, (ii) any interference actions or adverse claims made or, to the best knowledge of Seller, threatened for alleged infringement thereof. All patents and trademarks submitted as having been registered in the U.S. Patent Office have been duly issued or issued and all are in full force and effect. Seller warrants that in the operation of Seller's business, it does not infringe on any valid patent, trademark, tradename, service mark or copyright or any other person or entity.

         2.11 Corporate Documents. Seller, through escrow, shall furnish, or make available to Purchaser or its representatives for their examination, true, correct and





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complete copies or (i) the articles of incorporation and bylaws of Seller, including all amendments thereto; (ii) the minute books of Seller; and, (iii) the stock transfer books of Seller.

         2.12 Employee Plans. Seller warrants that there are no benefit plans in effect or promised to employees.

         2.13 Compliance with Laws; Ownership and Location of Material Assets. Seller has complied with, and is not in violation of, applicable federal, state or local statutes, laws or regulations (including, without limitation, any applicable building, zoning or other law, ordinance or regulation) affecting their properties or the operation of their businesses. No products shipped, sold or delivered or to be made by Seller on or prior to the Closing Date were, are or will be, and no food or food ingredients included in the inventories of Seller were, are or will be, adulterated or misbranded within the meaning of the Federal Food, Drug & Cosmetic Act and the regulation promulgated thereunder or comparable food laws and regulations of any state, county or municipality to which such products, or products, including food or food ingredients, have been or will be shipped, sold or delivered. Seller does not utilize in Seller's Businesses any material assets not reflected in the Financial Statements except for assets which have been fully amortized or depreciated and which are owned or leased by Seller, and franchises, licenses, trademarks and trade names, all properties and assets of Seller used in Seller's Business are in the possession and control of Seller. As of the date hereof, no physical assets of any material value are on the premises at the locations operated by Seller in connection with Sellers' Business which do not belong to Seller.

         2.14 Brokerage. Seller has not retained any broker or finder in connection with the transactions contemplated by this Agreement. If any broker or finder assets a claim for a fee as a result of such transactions, based upon a contract, written or oral, with any Seller, such claim shall be payable by Seller.

         2.15 Full Disclosure. No information furnished by Seller to Purchaser in connection with this Agreement (including, but not limited to, the Financial Statements and all other information provided by Seller to Purchaser) is false or misleading and such includes all facts required to be stated therein or necessary to make statements therein not misleading. All copies of original documents delivered to Purchaser are true and correct copies of such original documents.





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                                  ARTICLE III

                  REPRESENTATIONS AND WARRANTIES OF PURCHASER

To induce Seller to enter into this Agreement, Purchaser represents and warrants to Seller as follows:

         3.1 Organization, Good Standing, Power, etc. Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, has all requisite corporate power and authority to own or lease and to operate its properties and to carry on its business as presently conducted and is duly qualified to do business and is in good standing a foreign corporation in each jurisdiction where the failure to be so qualified would have a material adverse effect on Purchaser. Purchaser has all requisite corporate power and authority to execute, deliver and perform this Agreement. This Agreement has been duly authorized, executed and delivered by Purchaser and is the legal, valid and binding obligation of Purchaser enforceable in accordance with its terms.

         3.2 Effect of Agreement. The execution, delivery and performance of this Agreement by Purchaser and the consummation by Purchaser of the transaction contemplated hereby will not require the consent, approval or authorization of any person or government authority. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will (i) result in the acceleration or termination, or in the creation in any party of the right to accelerate, terminate, modify or cancel, any indenture, contract, lease, sublease, loan agreement, note or other obligation or liability to which the Purchaser or a default under or violation of any restriction, lien, encumbrance, indenture, contract, lease, sublease, loan agreement, note or other obligation or liability to which Purchaser is a party or is bound or to which any of its assets are subject, or result in a creation of any lien or encumbrance upon said assets.

         3.3 Brokerage. Purchaser has not retained any broker or finder in connection with the transactions contemplated by this Agreement. If any broker or finder asserts a claim for fee as a result of such transactions based upon a contract, written or oral, with Purchaser, such claim shall be payable by Purchaser.

         3.4 None of the representations or warranties contained herein of Purchaser contain or will contain any untrue statement of a material fact or omit or will omit or misstate a material fact necessary in order to make the statements contained herein not misleading.





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
                                   ARTICLE IV

              REPRESENTATIONS, WARRANTIES AND COVENANTS OF SELLER

         4.1 Corporate Existence, Power and Authority. Seller is a corporation duly organized and validly existing under the laws of the State of Oregon and has all requisite corporate power and authority to enter into this Agreement and to carry out the transactions contemplated hereby.

         4.2 Corporation Action and Validity. The execution and delivery of this Agreement by Seller and the consummation by Seller of the transactions contemplated in this Agreement have been authorized by all requisite corporate action on the part of the Seller. This Agreement constitutes the legal, valid and binding obligation of Seller enforceable in accordance with its term, except as limited by equitable principles and by applicable bankruptcy, reorganization, insolvency, moratorium or other similar law or laws and judicial decisions of general application affecting the enforcement of creditors' right generally and subject to general equitable principles as presently or hereafter in effect.

         4.3 Litigation. Except with regards to the West Salem store, there is no action, suit, claim, proceeding or investigation known to Seller, after due inquiry, which is pending or threatened which questions the validity or propriety of this Agreement or any action taken or to be taken by Seller in connection with this Agreement. Seller will provide Purchaser, for Purchaser's review and approval, an attorney's opinion letter covering all past, present or anticipated litigation.

         4.4 None of the representations or warranties of the Seller contain or will contain any untrue statement of a material fact or omit or will omit or misstate a material fact necessary in order to make the statement contained herein not misleading.

                                   ARTICLE V

                  TERMINATION OF AGREEMENT:  FAILURE TO CLOSE

         5.1  Effects of Termination.

                 (a) This Agreement may be terminated (i) by mutual written agreement of Purchaser and Seller, or (ii) by Purchaser by written notice to the Seller, if the conditions set forth herein shall not have been complied with or performed on the closing date in any material respect, or (iii) by Seller by written notice to Purchaser, if the conditions set forth herein shall not have been complied with or performed on the closing date in any material respect.





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                 (b)  If this Agreement is terminated pursuant to Section
5.1(a), all further obligations of the parties hereto under this Agreement shall terminate without further liability or obligation of either party to the other party hereunder; provided, that if either party (the "Breaching Party") fails to consummate the transactions contemplated on its part to occur on the closing date, and circumstances whereby this Agreement has not been terminated by the breaching party and all conditions to the performance of the breaching party's obligations hereunder have been satisfied in all material respects or waived in writing by such party, then the breaching party shall be liable to the other party for damages to the extent provided by law.


                                   ARTICLE VI

                             POST-CLOSING COVENANTS

         6.1 Further Assurances. From and after the Closing Date, the parties shall, on request, cooperate with one another by furnishing any additional information, executing and delivering any additional documents and instruments, and doing any and all such other things as may be reasonable required by the parties or their counsel to consummate or otherwise implement the transactions contemplated by this Agreement.

         6.2 Transferred Employees. Immediately upon the closing, providing Deborah Hill has no further direct involvement in the management, supervision or hands-on operation in any Sandwich Express location, Purchaser will engage the services of Deborah Hill.

         6.3 Expenses. Except as otherwise provided in this Agreement, each party hereto shall pay its own expenses incident to the origination, negotiation, and execution of this Agreement and the consummation of the transaction contemplated hereby, including, without limitation, all legal and accounting fees and disbursements. Any sales and use taxes applicable to the conveyance and transfer to Purchaser of the Assets shall be borne and paid by Purchaser. Any real or personal property transfer or capital gain or other income taxes or similar charges or documentary taxes and any filing or recording fee (including, without limitation, any documentary or revenue stats) applicable to such conveyance to Purchaser of the Assets shall be borne and paid by Seller, and Seller shall at all times indemnify and save harmless Purchaser from and against any and all claims for any of such taxes or fees.

         6.4 Purchaser's Indemnification. Purchaser agrees to defend, indemnify and hold harmless Seller from and against any and all claims, liabilities, and obligations of every kind and description arising out of or related to the operation of the assets





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acquired following closing, or, arising out of Purchaser's failure to perform obligations of Seller assumed by Purchaser pursuant to this Agreement. In addition, Purchaser agrees to defend, indemnify and hold Seller harmless from any and all damage or deficiency resulting from any material misrepresentation, breach of warranty or covenant or non-fulfillment of any agreement on the part of Purchaser under this Agreement.

         6.5 Seller's Indemnification. Seller agrees to defend, indemnify and hold harmless Purchaser from and against any and all claims, liabilities, and obligations of every kind and description arising out of or related to the operation of the business prior to the closing, or arising out of Seller's failure to perform obligations associated with the business, not assumed by Purchaser after the closing. In addition, Seller agrees to defend, indemnify and hold Purchaser harmless from and all damage or deficiency resulting from any material misrepresentation, breach of warranty or covenant or non-fulfillment of any agreement on the part of the Seller under this Agreement.
                                  ARTICLE VII

                            MISCELLANEOUS COVENANTS

         7.1 Bulk Sales. Purchase and sale contemplated herein will take place under the requirements of the bulk transfer provisions of the Uniform Commercial Code of Oregon.


                                  ARTICLE VIII

                                 MISCELLANEOUS

         8.1 Notices. All notices or other communications hereunder, if to Purchaser, shall be sent to:

                          N.U. Pizza Holding Corporation
                          15414 Cabrito Avenue, #A
                          Van Nuys, CA  91406-1419
                          Attn:  Ronald J. Gelet

and if to Seller, shall be sent to:





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         Any such notice or communication shall be in writing and shall be deemed to have been given on the day of delivery if delivered personally or after three (3) calendar days from mailing if sent by certified mail, postage prepaid. Either party hereto may designate a new address to which notices or other communications may be sent by giving a notice thereof to the other party as herein provided.

         8.2 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada, as if both parties hereto were residents and doing business in such state.

         8.3 Severability. If any provision of this Agreement shall be held illegal or invalid by any court, this Agreement shall be construed and enforced as if such illegal or invalid provision had not been contained herein and this Agreement shall be deemed an agreement of the parties hereto to the full extent permitted by law. If any provision shall be declared invalid or enforceable because of its breadth, scope or duration, such provision shall be deemed modified to the extent necessary to make it valid and enforceable and shall remain in full force and effect as so modified, or if not so modified, shall be severable from the rest of this Agreement.

         8.4 Assignability. Neither Purchaser nor Seller may assign any of its rights or delegate any of its duties under this Agreement without the consent of the other, which consent shall not be unreasonably withheld.

         8.5 Complete Agreement. This Agreement embodies all of the terms and conditions of the agreement between the parties with respect to the matters set forth herein. There are no statements, terms, conditions, representations or warranties which have not been embodied herein.

         8.6 Modifications. This Agreement may not be modified or amended, except in a writing signed on behalf of both parties by their duly authorized officers which refers specifically to this Agreement.

         8.7 Waiver. The failure of either party at any time to require performance of any provision hereof by the other party shall not be deemed a waiver and thereafter shall not deprive that party of its full right to require such performance in the particular instance or at any other time. Any waiver must be in writing executed by a duly authorized officer of the waiving party.





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         8.8  Section Headings.  Section headings are inserted for reference purposes only.

         IN WITNESS WHEREOF, each of the parties hereto has duly executed and delivered this Agreement as of the date first above written.



                                           PURCHASER:

                                           N.U. PIZZA HOLDING CORPORATION



                                           By:_____________________________
                                              Ronald J. Gelet, President



                                           THE DAS GROUP, INC.



                                           By:______________________________
                                              Deborah Hill, President



                                           _________________________________
                                           Deborah Hill, individually and
                                           collectively



                                           ________________________________
                                           Arthur Hill, individually and
                                           collectively



                                           _______________________________
                                           Sheldon Goldstein, individually
                                           and collectively






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